SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES AND PROSPECTUS

Xtrackers S&P 500 ESG ETF (SNPE)
Xtrackers S&P MidCap 400 ESG ETF (MIDE)
Xtrackers S&P SmallCap 600 ESG ETF (SMLE)
Xtrackers S&P 500 Growth ESG Index (SNPG)
Xtrackers S&P 500 Value ESG Index (SNPV)

Effective with the rebalancing of each fund’s Underlying Index on May 1, 2024, the following changes to the ESG screening methodology of each fund’s Underlying Index will be implemented and each fund’s summary prospectus and prospectus disclosure modified accordingly:
■ ESG scores used in the ESG screening methodology will be calculated by S&P Global Sustainable1 (“S&P GS1”) instead of S&P Dow Jones Indices (“S&P DJI”) (such new ESG scores being referred to as “S&P Global ESG Scores”). Like S&P DJI ESG scores, S&P Global ESG Scores measure a company’s performance on, and management of, material ESG risks, opportunities and impacts informed by a combination of company disclosures, media and stakeholder analysis, modeling approaches and in-depth company engagement via the S&P Global Corporate Sustainability Assessment (CSA). There will be no change to how ESG scores are used across each fund's Underlying Index. Each fund’s Underlying Index will use the new S&P Global ESG Scores in the same manner that it used the S&P DJI ESG scores.
■ Determinations as to which companies are excluded from the Underlying Index based on their engagement in certain business activities will be made by S&P GS1 instead of Sustainalytics. S&P GS1 will make these determinations utilizing its Business Involvement Screens, which correspond directly to the prior screens and preserve the prior screens’ levels of business involvement. Companies that are not covered by S&P GS1’s Business Involvement Screens are excluded from the Underlying Index. Sustainalytics will continue to provide assessments based on the United Nations Global Compact (UNGC).
Under this new approach, each fund’s Underlying Index will exclude companies that are involved in any of the following business activities as determined by S&P GS1:
Controversial Weapons. Companies that are, or own 25% or more of a company that is (i) involved in the manufacturing of weapon components intended solely for use in the production of and are essential for the functioning of anti-personnel mines, biological and chemical weapons, blinding laser weapons, cluster munitions, depleted uranium and incendiary weapons and nuclear weapons; or (ii) supplying products and/or services such as stockpiling, transferring and sales for anti-personnel mines, biological and chemical weapons, blinding laser weapons, cluster munitions, depleted uranium and incendiary weapons and nuclear weapons.
Small Arms. Companies that are, or own 25% or more of a company that is, involved in the manufacturing of (i) small arms weapon for civilian use, (ii) small arms weapon for non-civilian use, or (iii) key components for assault weapons. Companies that derive 5% or more of their revenue from the retail or distribution of small arms weapons for civilian customers are also excluded.
Military Contracting. Companies that derive 10% or more of their revenues from (i) the manufacturing, assembling, sale and transportation of integral military weapons; or (ii) the manufacturing and sales of weapon-related products.
Coal/Thermal Coal. Companies that derive 5% or more of their revenue from (i) the ownership and/or operation of coal mines that engage in thermal coal mining; or (ii) the generation of electricity using coal power plants.
Oil Sands. Companies that derive 5% or more of their revenue from the extraction and/or production of fossil fuels from oil sands/tar sands.
April 29, 2024
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Tobacco. Companies involved in the manufacture of tobacco or own 25% or more of a company involved in this activity or derive 5% or more of their revenue from (i) supplying essential products/ services for the tobacco industry or (ii) the retail and/or distribution of tobacco as part of their offerings.
Please Retain This Supplement for Future Reference
April 29, 2024
PROSTKR24-35